UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 4, 2007 (March 29, 2007)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 659-3500

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2007, EV Energy Partners, L.P. (the “Partnership”) closed its previously announced acquisition of natural gas properties and related assets and partnerships in the Monroe Field in Louisiana, for $95.3 million. On March 29, 2007, the Partnership entered into a First Amendment to Agreement of Sale and Purchase, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. This agreement amended the definitive purchase and sale agreement entered into on March 7, 2007 to include the acquisition of certain gathering and marketing subsidiaries rather than the assets of those subsidiaries, a copy of which is attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on February 6, 2007.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 29, 2007, the Partnership closed its previously announced acquisition of natural gas properties and related assets and partnerships in the Monroe Field in Louisiana from EnerVest Monroe Limited Partnership for $95.3 million. EnerVest Management Partners and its affiliates act as general partner of and manage EnerVest Monroe Limited Partnership and the related partnerships and own a 71.25% interest in the Partnership's general partner. On March 29, 2007, the Partnership issued a press release announcing the closing of the acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 29, 2007, the Partnership closed its previously announced acquisition of natural gas properties and related assets in the Monroe Field in Louisiana for $95.3 million. The acquisition was funded with borrowings under the Partnership’s existing credit agreement. Total outstanding borrowings under the credit agreement after funding of the acquisition were $92.5 million. A copy of the credit agreement is attached as Exhibit 10.6 to the Partnership's Current Report on Form 8-K filed on October 5, 2006.

Item 7.01 Regulation FD Disclosure.

On April 2, 2007, the Partnership issued a press release announcing its fourth quarter 2006 results. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 7.01.)

(a)	The required financial statements will be filed no later than 75 days from the date of the closing of the acquisition.

(d)	Exhibits.

2.1
First Amendment to Agreement of Sale and Purchase by and among EnerVest Monroe Limited Partnership, EnerVest Monroe Pipeline GP, L.C., EnerVest Production Partners, Ltd and EVPP GP, LLC dated March 29, 2007.

99.1	News Release of EV Energy Partners, L.P. dated March 29, 2007
99.2	News Release of EV Energy Partners, L.P. dated April 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: April 4, 2007	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

EXHIBIT INDEX
Exhibit No.	Description

2.1
First Amendment to Agreement of Sale and Purchase by and among EnerVest Monroe Limited Partnership, EnerVest Monroe Pipeline GP, L.C., EnerVest Production Partners, Ltd and EVPP GP, LLC dated March 29, 2007.

99.1	News Release of EV Energy Partners, L.P. dated March 29, 2007

99.2	News Release of EV Energy Partners, L.P. dated April 2, 2007